SUNAMERICA MONEY MARKET FUNDS, INC.

(the “Funds”)

Supplement to the Prospectus

dated May 1, 2005

In the section titled “Fund Management” the disclosure under the heading “Adviser” is hereby deleted and replaced in its entirety by the following:

“Adviser. AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) which was organized in 1982 under the laws of Delaware, serves as investment adviser to the Funds, provides various administrative services, and supervises the daily business affairs of the Funds. As the investment adviser, SunAmerica selects and manages the Funds investments except to the extent it has delegated portfolio management of a fund to a subadviser. In addition to managing the Funds, AIG SunAmerica serves as adviser, manager and /or administrator for Anchor Series Trust, AIG Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Focused Series, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Income Funds, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series Trust, VALIC Company I and VALIC Company II. As of March 31, 2005, managed, advised or administered assets in excess of $43 billion.

For the fiscal year ended December 31, 2004, the SunAmerica Money Market Fund paid AIG SunAmerica a fee equal to 0.46% of average daily net assets and the SunAmerica Municipal Money Market Fund paid AIG SunAmerica a fee equal to 0.35% of average daily net assets.

The SunAmerica Municipal Money Market Fund is subadvised by AIG Global Investment Corp. (“AIGGIC”). AIGGIC is located at 70 Pine Street, New York, NY 10270, and is responsible for investment decisions for the SunAmerica Municipal Money Market Fund. AIGGIC, an affiliate of AIG SunAmerica, is part of AIG Global Investment Group (“AIGGIG”). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice, and market asset management products and services to clients around the world. As of March 31, 2005, AIGGIC managed approximately $493 billion, of which approximately $421 billion relates to AIG affiliates and $72 billion relates to client assets. This figure does not include assets subadvised to third party managers. As of the fiscal year-end December 31, 2004, AIGGIC received an annual fee for its services at the rate of 0.25% of the Fund’s average daily net assets. This fee is paid by AIG SunAmerica and not the SunAmerica Municipal Money Market Fund.”

Dated: April 7, 2006